                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                   FORM 8-K/A
                               (Amendment No. 3)

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 17, 2001

                                 aaiPharma Inc.
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                          0-21185                    04-2687849
----------------------------        ------------------------       -------------------
(State or Other Jurisdiction        (Commission File Number)        (I.R.S. Employer
     of Incorporation)                                             Identification No.)

                           2320 Scientific Park Drive
                        Wilmington, North Carolina 28405
             -----------------------------------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)

                                 (910) 254-7000
             -----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
             -----------------------------------------------------
             (Former name or address, if changed from last report)

Preliminary Note.

         We own the U.S. rights to the following registered and unregistered trademarks: M.V.I.(R), M.V.I.-12(R), M.V.I.-Pediatric(TM), Aquasol(TM), Aquasol
A(R), Aquasol E(R) and aaiPharma(TM). All references in this Current Report to any of these terms lacking the "(R)" or "(TM)" symbols are defined terms that reference the products or businesses bearing the trademarks with these symbols.

         This Amendment No. 3 of Form 8-K/A amends our Current Report on Form
8-K filed with the Securities and Exchange Commission on January 24, 2002 to report our acquisition, though our wholly owned subsidiary, NeoSan
Pharmaceuticals, Inc., of the rights and related intangibles associated with the M.V.I. and Aquasol branded products (the "M.V.I. Product Line") from
AstraZeneca AB ("AstraZeneca") on August 17, 2001. This amendment includes financial statements for the MVI Product Line.

Item 7.  Financial Statements and Exhibits.

         (a)      Financial Statements

                  The Multivitamins Product Line (A Product Line of AstraZeneca
                  LP)

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
                           Report of Independent Auditors..................................................    F-1

                           Statements of Revenues and Direct Expenses For the Period
                           from January 1, 2001 to August 17, 2001 and the Years
                           Ended December 31, 2000 and 1999................................................    F-2

                           Notes to Statements of Revenues and Direct Expenses.............................    F-3

         (b) Unaudited pro forma consolidated financial statements reflecting our acquisition of the MVI Product line were included in Amendment No. 2 to our Current Report on Form 8-K filed with the Securities and Exchange Commission on March 11, 2002 to report our acquisition of the MVI Product Line.

         (c)      Exhibits

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
                  Exhibit 2.1       Asset Purchase Agreement dated as of July 25, 2001 between
                                    NeoSan Pharmaceuticals Inc., a wholly owned subsidiary of the
                                    aaiPharma Inc. (the "Company"), and AstraZeneca AB (incorporated herein by reference to the Company's Quarterly Report on Form
                                    10-Q for the period ended September 30, 2001).

                  Exhibit 2.2       Interim Supply Agreement dated as of August 17, 2001 between
                                    NeoSan Pharmaceuticals Inc. and AstraZenca LP (incorporated herein by reference to Exhibit 2.2 to the Company's Current
                                    Report on Form 8-K dated January 24, 2002).


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
                  Exhibit 2.3       Asset Purchase Agreement dated as of December 13, 2001 between
                                    NeoSan Pharmaceuticals Inc., a wholly owned subsidiary of the
                                    Company, Novartis Pharmaceuticals Corporation and Novartis
                                    Corporation (incorporated herein by reference to Exhibit 2.3 to the Company's Current Report on Form 8-K dated January 24,
                                    2002).

                  Exhibit 2.4       Interim Supply Agreement dated as of December 13, 2001 between
                                    NeoSan Pharmaceuticals Inc., a wholly owned subsidiary of the
                                    Company, and Novartis Pharmaceuticals Corporation (incorporated herein by reference to Exhibit 2.4 to the Company's Current
                                    Report on Form 8-K dated January 24, 2002).

                  Exhibit 23.2      Consent of KPMG LLP

                          INDEPENDENT AUDITORS' REPORT

To the Partners of
AstraZeneca LP:

We have audited the accompanying statements of revenues and direct expenses for the period from January 1, 2001 to August 17, 2001 and the years ended December 31, 2000 and 1999 of the Multivitamins Product Line of AstraZeneca LP (AZLP), an indirect wholly-owned subsidiary of AstraZeneca plc (AstraZeneca). These financial statements are the responsibility of AZLP's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

The accompanying financial statements were prepared to present the revenues and direct expenses of the Multivitamins Product Line pursuant to the Asset Purchase Agreement, dated July 25, 2001 between NeoSan Pharmaceuticals Inc., a subsidiary of aaiPharma, and AstraZeneca, and are not intended to be a complete presentation of the Multivitamin Product Line financial position, results of operations, or cash flows.

In our opinion, the financial statements referred to above present fairly, in all material respects, the Multivitamins Product Line revenues and direct expenses for the period from January 1, 2001 to August 17, 2001 and the years ended December 31, 2000 and 1999, in conformity with accounting principles generally accepted in the United States of America.

                                                                    /s/ KPMG LLP

Philadelphia, Pennsylvania
March 1, 2002

                         THE MULTIVITAMINS PRODUCT LINE

                       (A PRODUCT LINE OF ASTRAZENECA LP)

                   STATEMENTS OF REVENUES AND DIRECT EXPENSES

                                 (IN THOUSANDS)

                                                         FOR THE           FOR THE YEARS ENDED
                                                       PERIOD FROM            DECEMBER 31,
                                                     JANUARY 1, 2001       -------------------
                                                    TO AUGUST 17, 2001      2000        1999
                                                    ------------------     -------     -------
Net sales.........................................       $24,559           $37,257     $32,258
Cost of goods sold................................        13,373            17,400      16,164
                                                         -------           -------     -------
  Gross margin....................................        11,186            19,857      16,094
Direct expenses:
  Selling and other expenses......................         1,017             2,849       1,364
  Drug development expenses.......................           153                 5          --
  Amortization expense............................           460               733         733
                                                         -------           -------     -------
          Excess of revenue over direct
            expenses..............................       $ 9,556           $16,270     $13,997
                                                         =======           =======     =======

     See accompanying notes to statements of revenues and direct expenses.

                         The Multivitamins Product Line

                       (A Product Line of AstraZeneca LP)

                         Notes to Financial Statements

                 August 17, 2001 and December 31, 2000 and 1999

                                 (In Thousands)

1.     ORGANIZATION AND DESCRIPTION OF BUSINESS


      The Multivitamins Product Line is defined as the rights to market and sell the following products in the United States: MVI-12, MVI-Pediatric, Aquasol A and Aquasol E (collectively, the Multivitamins Product Line). The Multivitamins Product Line consists of vitamin supplements in intravenous solutions for adults and children. The Multivitamins Product Line is sold in the United States primarily to wholesalers and retailers.


      The Multivitamins Product Line is sold by AstraZeneca LP (AZLP), an indirect wholly owned subsidiary of AstraZeneca AB (formerly Astra AB). On April 5, 1999, Astra AB combined with Zeneca Group PLC to form the global entity AstraZeneca PLC (collectively, AstraZeneca). Prior to July 1, 1998, the Multivitamins Product Line was sold by Astra USA. As part of a reorganization, the net assets of Astra USA including the Multivitamins Product Line was contributed to Astra Pharmaceuticals LP (subsequently renamed AZLP). The contributed net assets of Astra USA were recorded by AZLP at predecessor basis.

      Effective August 18, 2001, NeoSan Pharmaceuticals, Inc., a wholly owned subsidiary of aaiPharma Inc., acquired the Multivitamins Product Line from AstraZeneca AB pursuant to an Asset Purchase Agreement dated July 25, 2001.

2.     BASIS OF PRESENTATION

      The accompanying historical financial statements present the revenues and direct expenses of the Multivitamins Product Line and do not purport to represent all the costs, expenses and resultant operating earnings associated with a stand-alone, separate company. AZLP did not account for the Multivitamins Product Line as a separate entity. Further, there was not a separate field sales force for the Multivitamins Product Line. Accordingly, the information included in the accompanying historical financial statements has been obtained from AZLP and AstraZeneca consolidated financial records, which in all material respects are in accordance with accounting principles generally accepted in the United States of America (US GAAP).


      AstraZeneca performs certain functions for the Multivitamins Product Line including, but not limited to, corporate management, certain legal services, administration of insurance, treasury, information systems, finance department, corporate income tax administration, employee compensation and benefit management, facilities and other corporate expenses. The costs of these corporate AstraZeneca services have not historically been allocated to its products, are not directly attributable or specifically identifiable to the Multivitamins Product Line, and therefore are not included in the accompanying financial statements. Income tax and interest expenses have not been included in the accompanying statements of revenue and direct expenses, as these expenses are not specifically identifiable to the Multivitamins Product Line.


      Transaction systems (e.g. payroll, employee benefits, accounts receivable, accounts payable) used to record and account for cash transactions were not designed to track asset and liability receipts and payments on a product specific basis. Given these constraints, and the fact that only certain net assets of the Multivitamins Product Line were sold, statements of financial position and cash flows have not been prepared.

                         The Multivitamins Product Line

                       (A Product Line of AstraZeneca LP)

                         Notes to Financial Statements


3.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      Revenue Recognition
      Sales are generally recognized when the product is received by the customer. Net sales include gross sales less estimated product specific sales returns, cash discounts, chargebacks and certain other customer discounts.

      Rebate Costs
      Rebate costs, which are recorded as a reduction of sales, include estimated amounts for price rebate programs, chargebacks from wholesalers, and certain other sales related items. These costs are based primarily on volume purchases, the attainment of market share levels and wholesaler credits. Provision for these estimated costs are recorded at the time of sale and are periodically adjusted to reflect actual experience.

      Product Returns
      AstraZeneca's customers can return product from three months prior to expiration until twelve months after expiration. In accordance with Statement of Financial Accounting Standards No. 48, Revenue Recognition When Right of Return Exists, a provision for these estimated costs is recorded at the time of sale and is periodically adjusted to reflect actual experience. These costs are recorded as a reduction to sales.

      Cost of Goods Sold

      The cost of goods sold in the accompanying statements of revenues and direct expenses include distribution costs and the direct manufacturing costs from the AstraZeneca production facilities for all periods presented.


      Selling and Other Expenses

      Selling and other expenses include costs that can be directly attributable to the Multivitamins Product Line. As discussed in note 2, no allocations have been made for indirect administrative costs of AstraZeneca.


      Drug Development Expenses
      Drug development expenses, which primarily consist of Phase IV clinical trials, are expensed as incurred.

      Amortization Expense
      Patents, registrations and trademark costs are amortized using the straight-line method over the estimated useful life of the Multivitamins Product Line (15 years).

      Use of Estimates
      The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the amounts reported in the statements of revenues and direct expenses and accompanying disclosures. Some of the more significant estimates include product returns and rebate costs. Actual results could differ from these estimates. Also as discussed in Note 2, these financial statements are not necessarily indicative of the costs and expenses that would have resulted if the Multivitamins Product Line had been operated as a separate entity.

                         The Multivitamins Product Line

                       (A Product Line of AstraZeneca LP)

                         Notes to Financial Statements


4.     SETTLEMENT

      Astra AB acquired the rights to market and sell the Multivitamins Product Line including the patents, registrations and trademark from Rhone-Poulenc Rorer Pharmaceuticals Inc. (RPR). During February 1998, AstraZeneca commenced litigation against RPR and the third party asserting various claims and seeking damages for supply problems encountered from these parties. In October 1999, RPR and a third party entered into a confidential settlement agreement with AstraZeneca. The settlement amount is not reflected in the accompanying statements of revenues and direct expenses as the amount reflects recoupment of damages incurred for periods from 1996 through 1998 and do not represent direct revenues of the Multivitamins Product Line for the periods presented.

5.     CONCENTRATION OF CREDIT RISK

      Sales of Multivitamins are primarily attributable to four U.S. pharmaceutical wholesalers. Sales to these four customers account for 90%, 93% and 90% of net sales for the period from January 1, 2001 to August 17, 2001 and for the years ended December 31, 2000 and 1999, respectively.

6.     CONTINGENCIES

      In May 2000, the Food and Drug Administration ordered all manufacturers of parenteral multivitamins, including the Multivitamins Product Line, to reformulate their products to include Vitamin K as well as higher doses of certain other vitamins. Prior to the disposition as described in note 1, AstraZeneca was in the process of reformulating the Multivitamins Product Line.

      In the normal course of business, AstraZeneca is involved in various legal proceedings including product liability and regulatory investigations. To the extent these contingencies relate to the Multivitamins Product Line, AstraZeneca does not expect these matters to have a materially adverse effect on the Multivitamins Product Line's product contribution.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    May 22, 2002

                                    aaiPharma Inc.


                                    By: /s/ Albert N. Cavagnaro
                                       ---------------------------------
                                    Albert N. Cavagnaro
                                    Secretary and Associate General Counsel

                                 Exhibit Index

Exhibit           Description
-------           -----------
Exhibit 23.2      Consent of KPMG LLP